                                                                  EXHIBIT 10.53


                                 FIRST AMENDMENT
                    TO AMENDED AND RESTATED CREDIT AGREEMENT
                                   AND WAIVER


        This FIRST AmendMENT TO AMENDED AND RESTATED CREDIT AGREEMENT AND WAIVER (this "Amendment") is entered into as of September 30, 1999, among ENTERPRISE PROFIT SOLUTIONS CORPORATION, a Delaware corporation (the "Company"), EPS SOLUTIONS CORPORATION, a Delaware corporation, certain other affiliates of the Company, the several lending institutions party to the Credit Agreement referred to below (each a "Lender" and, collectively, the "Lenders"), and Bank of America, N.A. (formerly known as Bank of America National Trust and Savings Association), as administrative agent for the Lenders (in such capacity, the "Agent").

        WHEREAS, the Company, the Guarantors, the Lenders and the Agent entered into an Amended and Restated Credit Agreement dated as of April 1, 1999 (as in effect as of the date of this Amendment, the "Credit Agreement"); and

        WHEREAS, the Company has requested that the Majority Lenders agree to certain amendments to the Credit Agreement, and provide certain waivers in connection therewith, and the Majority Lenders have agreed to such request, subject to the terms and conditions of this Amendment;

        NOW, THEREFORE, the parties hereto agree as follows:

1. Definitions; References; Interpretation.

        (a) Unless otherwise specifically defined herein, each term used herein (including in the Recitals hereof and in the Consent and Agreement of Guarantors attached hereto) which is defined in the Credit Agreement shall have the meaning assigned to such term in the Credit Agreement.

        (b) Each reference to "this Amendment", "hereof", "hereunder", "herein" and "hereby" and each other similar reference contained in the Credit Agreement, and each reference to "the Credit Agreement" and each other similar reference in the other Loan Documents, shall from and after the Effective Date refer to the Credit Agreement as amended hereby.

        (c) The rules of interpretation set forth in Section 1.02 of the Credit Agreement shall be applicable to this Amendment.

2. Amendments to Credit Agreement. Subject to the terms and conditions hereof, the Credit Agreement is amended as follows, effective as of the date of satisfaction of the conditions set forth in Section 5 (the "Effective Date"):

        (a) Amendments to Article I of the Credit Agreement.

            (1) A new definition of "Availability Reduction Period" shall be inserted in proper alphabetical order as follows:



                                       1.

        "Availability Reduction Period" means the period from and after the "Effective Date" of the First Amendment until the earlier of (a) the Revolving Termination Date and (b) the earlier of (i) the date on which the Company requests in writing that the Availability Reduction Period be terminated and delivers to the Agent and the Lenders a Compliance Certificate executed by a Responsible Officer of Holdings and the Company demonstrating (A) compliance by Holdings with subsection 7.18(a) for the fiscal quarter ending December 31, 1999 (such compliance to be demonstrated without giving effect to the financial covenant amendments or to the Waived Defaults, in each case, for the quarter ending December 31, 1999, set forth in the First Amendment) and (B) compliance by the Company with subsections 7.18(b), 7.18(c), 7.18(d), 7.18(e) and 7.18(f)
        for the fiscal quarter ending December 31, 1999 (such compliance to be demonstrated without giving effect to the financial covenant amendments or to the Waived Defaults, in each case, for the quarter ending December 31, 1999, set forth in the First Amendment), and (ii) the date on which the Company delivers to the Agent and the Lenders a Compliance Certificate executed by a Responsible Officer of Holdings and the Company demonstrating (A) compliance by Holdings with subsection 7.18(a) for the fiscal quarter ending March 31, 2000 (such compliance to be demonstrated after fully giving effect to the First Amendment) and (B) compliance by the Company with subsections 7.18(b), 7.18(c), 7.18(d), 7.18(e) and 7.18(f) for the fiscal quarter ending March 31, 2000 (such compliance to be demonstrated after fully giving effect to the First Amendment), which Compliance Certificate shall be accompanied by a written statement of a Responsible Officer of the Company certifying that the Company and each of its Subsidiaries is in compliance with each other covenant and agreement of such Person set forth in the Credit Agreement and the other Loan Documents to which it is a party and that the Availability Reduction Period is terminated.

            (2) A new definition of "First Amendment" shall be inserted in proper alphabetical order as follows:

        "First Amendment" means the First Amendment to Amended and Restated Credit Agreement and Waiver dated as of September 30, 1999, among the Company, Holdings, certain of their affiliates, the Lenders party thereto and the Agent."

            (3) The definition of "Permitted Acquisition" shall be amended by
(A) deleting the word "and" immediately preceding clause (h), (B) replacing the period at the end of such definition with a semicolon, and (C) adding a new clause (i) at the end of such definition as follows:

        "and (i) during the Availability Reduction Period, no proceeds of any Loan may be used directly or indirectly for all or any part of the consideration for such Acquisition."

            (4) The definition of "Significant Acquisition" shall be amended and restated as follows:



                                       2.

        "Significant Acquisition" means (a) any Acquisition by Holdings, the Company or any Subsidiary in respect of which cash or cash equivalents and/or assumption and/or incurrence of Indebtedness exceeding $10,000,000 in the aggregate constitutes all or a portion of the consideration therefor, (b) any Acquisition by Holdings, the Company or any Subsidiary at any time that cash or cash equivalents and/or assumption and/or incurrence of Indebtedness exceeding $20,000,000 in the aggregate has constituted (or, immediately after giving effect to such Acquisition, shall have constituted) all or a portion of the consideration for all Acquisitions by Holdings, the Company and its Subsidiaries consummated in the then current fiscal year, and (c) during the Availability Reduction Period, any Acquisition by Holdings, the Company or any Subsidiary."

        (b) Amendment to Article 2 of the Credit Agreement. Subsection 2.01(b) is amended by amending and restating the proviso set forth in that subsection as follows:

        "provided, however, that, after giving effect to any Borrowing of Revolving Loans, (i) the aggregate principal amount of all outstanding Revolving Loans shall not at any time exceed (A) during the Availability Reduction Period, the lesser of (1) $62,000,000 and (2) the aggregate Revolving Commitments, and (B) at any other time, the aggregate Revolving Commitments, and (ii) the aggregate principal amount of all outstanding Revolving Loans, together with the aggregate principal amount of all Term Loans outstanding at such time, shall not at any time exceed the Aggregate Commitment."

        (c) Amendments to Article VII of the Credit Agreement.

            (1) Subsection 7.04(d) is amended by inserting an additional proviso immediately before the semicolon at the end of such subsection as follows:

        ", and provided further that during the Availability Reduction Period any such Acquisition shall be financed solely from the proceeds of the issuance of junior capital satisfactory to the Majority Lenders"

            (2) Subsection 7.05(h) is amended and restated as follows:

        "(h) unsecured Indebtedness of the Company or any Subsidiary not exceeding (i) during the Availability Reduction Period, an additional $500,000 in the aggregate at any time outstanding for all such Indebtedness incurred after the "Effective Date" of the First Amendment, and (ii) at any other time, $5,000,000 in the aggregate at any time outstanding for all such Indebtedness."

            (3) Subsection 7.10(d) is amended by amending and restating clause
(i) thereof as follows:

        "(i) from time to time in an amount not to exceed $5,000,000 in the aggregate in any fiscal year on account of actual corporate overhead expenses of Holdings, provided that no distribution by the Company to Holdings shall be permitted under this clause (i) during the Availability Reduction Period,"



                                       3.

            (4) Subsection 7.10(d) is further amended by inserting immediately before the comma at the end of clause (ii)(A) the following proviso:

        ", provided that no distribution by the Company to Holdings shall be permitted under this clause (ii)(A) during the Availability Reduction Period except for the Company's agreed share under the Tax Sharing Agreement of actual cash taxes paid by Holdings"

            (5) Subsection 7.10(d) is further amended by inserting in the proviso at the end of clause (iii) immediately after the words "provided that no distribution by the Company to Holdings shall be permitted under this clause
(iii)" the following additional text:

        "(A) during the Availability Reduction Period or (B)"

            (6) Section 7.14 is amended and restated as follows:

            "7.14 Capital Expenditures. Holdings and the Company shall not, and shall not suffer or permit any Subsidiary to, make any expenditures for fixed or capital assets, including obligations under capital leases, in excess of (a) $4,500,000 on a consolidated basis for the period from July 1, 1999, through December 31, 1999, (b) $2,000,000 on a consolidated basis for the fiscal quarter ending March 31, 2000, (c) $8,000,000 on a consolidated basis in fiscal year 2000 and (d) $6,000,000 in fiscal year 2001 and in any fiscal year thereafter."

            (7) Subsection 7.18(a) (captioned "Maximum Holdings Leverage Ratio") is amended by adding a proviso immediately before the period at the end of clause (ii) as follows:

        "provided that, unless the Availability Reduction Period shall have been terminated pursuant to clause (b)(i) of the definition thereof, Holdings shall be permitted to have a Holdings Leverage Ratio for the fiscal quarter ending March 31, 2000, of not greater than 4.00 to 1.00"

            (8) Subsection 7.18(c) (captioned "Maximum Company Leverage Ratio") is amended by adding a proviso immediately before the period at the end of clause (ii) as follows:

        "provided that, unless the Availability Reduction Period shall have been terminated pursuant to clause (b)(i) of the definition thereof, the Company shall be permitted to have a Company Leverage Ratio for the fiscal quarter ending March 31, 2000, of not greater than 2.50 to 1.00"

            (9) Subsection 7.18(e) (captioned "Minimum Quarterly EBITDA") is amended and restated as follows:

            "(e) Minimum Quarterly EBITDA. The Company shall not permit (i) EBITDA for each of the fiscal quarters listed below, measured on a consolidated basis for the Company and its Subsidiaries in accordance with GAAP, to be less than (A) $11,000,000 for the fiscal quarter ending September 30, 1999, (B) $21,000,000 for the fiscal quarter ending December 31, 1999, (C) $12,000,000 for the fiscal quarter ending March 31, 2000, and (D) $10,000,000 for each of the fiscal quarters ending June 30, 2000, September 30, 2000 and



                                       4.

December 31, 2000; and (ii) EBITDA for each rolling period of four fiscal quarters ending on December 31, 1999, and thereafter, measured on a consolidated basis for the Company and its Subsidiaries in accordance with GAAP, to be less than $43,000,000 for each such rolling four-quarter period."

3. Defaults and Waiver.

        (a) For purposes of this Waiver, the "Waived Defaults" shall mean:

            (1) the Events of Default that have arisen, or are anticipated to arise, solely as a consequence of a breach of the negative covenant set forth at subsection 7.18(a) of the Credit Agreement for each of the fiscal quarters ended or ending June 30, 1999, September 30, 1999, and December 31, 1999;

            (2) the Events of Default that have arisen, or are anticipated to arise, solely as a consequence of a breach of the negative covenant set forth at subsection 7.18(c) of the Credit Agreement for each of the fiscal quarters ended or ending June 30, 1999, September 30, 1999, and December 31, 1999; and

            (3) the Event of Default that has arisen solely as a consequence of a breach of the negative covenant set forth at subsection 7.18(e)(i) (as in effect prior to giving effect to this Amendment) for the fiscal quarter ended June 30, 1999.

        (b) Subject to and upon the terms and conditions hereof, the Majority Lenders hereby waive the Waived Defaults.

        (c) Nothing contained herein shall be deemed a waiver of (or otherwise affect the Agent's or the Lenders' ability to enforce) any other Default or Event of Default, including without limitation (i) any Default or Event of Default as may now or hereafter exist and arise from or otherwise be related to the Waived Defaults (including without limitation any cross-default arising under the Credit Agreement by virtue of any matters resulting from the Waived Defaults), and (ii) any Default or Event of Default arising at any time after the Effective Date and which is similar in type to any of the Waived Defaults.

4. Representations and Warranties. Each Loan Party hereby represents and warrants to the Agent and the Lenders as follows:

        (a) After giving effect to this Amendment, no Default or Event of Default has occurred and is continuing (or would result from the amendment of the Credit Agreement contemplated hereby).

        (b) The execution, delivery and performance by such Loan Party of this Amendment and the Credit Agreement (as amended by this Amendment) have been duly authorized by all necessary corporate and other action and do not and will not require any registration with, consent or approval of, or notice to or action by, any Person (including any Governmental Authority) in order to be effective and enforceable.



                                       5.

        (c) This Amendment, the Credit Agreement (as amended by this Amendment) and each other Loan Document to which such Loan Party is a party constitute the legal, valid and binding obligations of such Loan Party, enforceable against it in accordance with their respective terms.

        (d) All representations and warranties of such Loan Party contained in the Credit Agreement are true and correct (except to the extent such representations and warranties expressly refer to an earlier date, in which case they shall be true and correct as of such earlier date and except that this subsection (d) shall be deemed instead to refer to the last day of the most recent month, quarter and year for which financial statements have then been delivered in respect of the representation and warranty made in subsection 5.11(a) of the Credit Agreement and to take into account any amendments to the Schedules to the Credit Agreement and other disclosures made in writing by Holdings or the Company to the Agent and the Lenders after the Closing Date and approved by the Agent and the Majority Lenders).

        (e) Such Loan Party is entering into this Amendment on the basis of its own investigation and for its own reasons, without reliance upon the Agent and the Lenders or any other Person.

        (f) Such Loan Party's obligations under the Credit Agreement and under the other Loan Documents to which it is a party are not subject to any defense, counterclaim, set-off, right of recoupment, abatement or other claim.

5. Conditions of Effectiveness.

        (a) The effectiveness of Sections 2 and 3 of this Amendment shall be subject to the satisfaction of each of the following conditions precedent:

            (1) The Agent shall have received from each Loan Party and the Majority Lenders a duly executed original (or, if elected by the Agent, an executed facsimile copy) of this Amendment.

            (2) The Agent shall have received the consent of each Guarantor in its capacity as such to the execution and delivery hereof by the Company.

            (3) The Agent shall have received evidence of payment by the Company of all fees, costs and expenses due and payable as of the Effective Date hereunder and under the Credit Agreement, including any fees arising under or referenced in Section 6 of this Amendment and any costs and expenses payable under Section 7(g) of this Amendment (including the Agent's Attorney Costs, to the extent invoiced on or prior to the Effective Date).

            (4) The Agent shall have received from the Company an Update Certificate (as to each Loan Party), substantially in the form of Exhibit H to the Credit Agreement, dated the Effective Date and otherwise in form and substance satisfactory to the Agent, covering the period from the last day of the "Reporting Period" covered by the most recent Update Certificate furnished to the Agent and the Lenders pursuant to subsection 6.01(f) of the Credit Agreement through the Effective Date.



                                       6.

            (5) The Agent shall have received evidence satisfactory to it that all actions necessary or, in the opinion of the Agent or the Lenders, desirable to perfect and protect the first priority Lien created by the Collateral Documents, and to enhance the Agent's ability to preserve and protect its interests in and access to the Collateral, have been taken, including, without limitation, (i) the Agent's receipt of acknowledgment copies of all UCC-l financing statements filed, registered or recorded to perfect the security interests of the Agent for the benefit of the Lenders, or other evidence satisfactory to the Agent that there has been filed, registered or recorded (or arrangements made with a reputable filing service to file, register or record) all financing statements and other filings, registrations and recordings necessary and advisable to perfect the Liens of the Agent for the benefit of the Lenders in accordance with applicable law, (ii) the Agent's receipt of written advice relating to such Lien and judgment searches as the Agent shall have requested, and such termination statements or other documents as may be necessary to confirm that the Collateral is subject to no other Liens in favor of any Persons (other than Permitted Liens), and (iii) the Agent's receipt of all certificates and instruments representing the Pledged Shares, together with stock transfer powers executed in blank as the Agent or the Lenders may specify.

            (6) The Agent shall have received from each of the Company and Holdings a copy of the resolutions passed by the board of directors of such Person, certified as of the Effective Date by the Secretary or an Assistant Secretary of such Person, authorizing the execution, delivery and performance of this Amendment and the Credit Agreement (as amended by this Amendment).

            (7) The Agent shall have received an opinion of counsel to the Company and addressed to the Agent and the Lenders, dated the Effective Date, in form and substance satisfactory to the Agent.

            (8) The Agent shall have received all other documents it or any Lender may reasonably request relating to any matters relevant hereto, all in form and substance satisfactory to the Agent and each Lender.

            (9) The representations and warranties in Section 4 of this Amendment shall be true and correct on and as of the Effective Date with the same effect as if made on and as of the Effective Date.

        (b) For purposes of determining compliance with the conditions specified in subsection 5(a) above, each Lender that has executed this Amendment shall be deemed to have consented to, approved or accepted, or to be satisfied with, each document or other matter either sent, or made available for inspection, by the Agent to such Lender for consent, approval, acceptance or satisfaction, or required thereunder to be consented to or approved by or acceptable or satisfactory to such Lender.

        (c) From and after the Effective Date, the Credit Agreement is amended as set forth herein. Except as expressly amended pursuant hereto, the Credit Agreement shall remain unchanged and in full force and effect and is hereby ratified and confirmed in all respects.

        (d) The Agent will notify the Company and the Lenders of the occurrence of the Effective Date.



                                       7.

6. Fees. The Company shall pay to the Agent the fees set forth in that certain letter agreement dated as of September 14, 1999, by and between the Company and the Agent. Such fees shall be due and payable by the Company on the Effective Date.

7. Miscellaneous.

        (a) Each Loan party acknowledges and agrees that the execution and delivery by the Agent and the Lenders of this Amendment shall not be deemed to create a course of dealing or an obligation to execute similar waivers or amendments under the same or similar circumstances in the future.

        (b) This Amendment shall be binding upon and inure to the benefit of the Company, Holdings and the other Guarantors, the Lenders and the Agent and their respective successors and assigns.

        (c) This Amendment shall be governed by and construed in accordance with the law of the State of New York, provided that the Agent and the Lenders shall retain all rights arising under Federal law.

        (d) This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. Each of the parties hereto understands and agrees that this document (and any other document required herein) may be delivered by any party thereto either in the form of an executed original or an executed original sent by facsimile transmission to be followed promptly by mailing of a hard copy original, and that receipt by the Agent of a facsimile transmitted document purportedly bearing the signature of a Lender or a Loan Party shall bind such Person with the same force and effect as the delivery of a hard copy original. Any failure by the Agent to receive the hard copy executed original of such document shall not diminish the binding effect of receipt of the facsimile transmitted executed original of such document of the party whose hard copy page was not received by the Agent.

        (e) This Amendment contains the entire and exclusive agreement of the parties hereto with reference to the matters discussed herein. This Amendment supersedes all prior drafts and communications with respect hereto. This Amendment may not be amended except in accordance with the provisions of Section
10.01 of the Credit Agreement.

        (f) If any term or provision of this Amendment shall be deemed prohibited by or invalid under any applicable law, such provision shall be invalidated without affecting the remaining provisions of this Amendment, the Credit Agreement or the other Loan Documents.

        (g) The Company agrees to pay or reimburse BofA (including in its capacity as Agent) upon demand, for all reasonable costs and expenses (including reasonable Attorney Costs) incurred by BofA (including in its capacity as Agent) in connection with the development, preparation, negotiation, execution and delivery of this Amendment.




                                       8.

                            [signature pages follow]






                                       9.

        IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered in San Francisco, California by their proper and duly authorized officers as of the day and year first above written.



                                    ENTERPRISE PROFIT SOLUTIONS CORPORATION


                                    By:
                                        ---------------------------------------
                                        Name:
                                        Title:



                                    EPS SOLUTIONS CORPORATION


                                    By:
                                        ---------------------------------------
                                        Name:
                                        Title:



                                    THE SUBSIDIARIES LISTED ON ANNEX I


                                    By:
                                        ---------------------------------------
                                        Name:
                                        Title:



                                    BANK OF AMERICA, N.A. (formerly known as
                                    Bank of America National Trust and Savings
                                    Association), as Agent and as a Lender


                                    By:
                                        ---------------------------------------
                                        Name: Kevin Leader
                                        Title: Managing Director



                                      10.

                                    ANTARES CAPITAL CORPORATION


                                    By:
                                        ---------------------------------------
                                    Title:
                                          -------------------------------------


                                    ARCHIMEDES FUNDING II, LTD.

                                    By: ING Capital Advisors LLC,
                                        as Collateral Manager


                                    By:
                                        ---------------------------------------
                                    Title:
                                          -------------------------------------


                                    COMERICA WEST INCORPORATED


                                    By:
                                        ---------------------------------------
                                    Title:
                                          -------------------------------------


                                    GREEN TREE FINANCIAL SERVICING CORPORATION


                                    By:
                                        ---------------------------------------
                                    Title:
                                          -------------------------------------


                                    HELLER FINANCIAL, INC.


                                    By:
                                        ---------------------------------------
                                    Title:
                                          -------------------------------------





                                      11.

                                    ING (U.S.) CAPITAL LLC


                                    By:
                                        ---------------------------------------
                                    Title:
                                          -------------------------------------


                                    THE ING CAPITAL SENIOR SECURED
                                    HIGH INCOME FUND, L.P.

                                    By: ING Capital Advisors LLC,
                                        as Investment Advisor


                                    By:
                                        ---------------------------------------
                                    Title:
                                          -------------------------------------


                                    KEY CORPORATE CAPITAL, INC.


                                    By:
                                        ---------------------------------------
                                    Title:
                                          -------------------------------------


                                    KEYPORT LIFE INSURANCE COMPANY

                                    By: STEIN ROE & FARMHAM INCORPORATED,
                                        as Agent for KEYPORT LIFE INSURANCE
                                        COMPANY


                                    By:
                                        ---------------------------------------
                                    Title:
                                          -------------------------------------




                                      12.

                                    ML CLO XX PILGRIM AMERICA (CAYMAN) LTD.


                                    By: Pilgrim Investments, Inc.
                                        as its Investment Manager


                                    By:
                                        ---------------------------------------
                                    Title:
                                          -------------------------------------



                                    PILGRIM PRIME RATE TRUST

                                    By: Pilgrim Investments, Inc.
                                        as its Investment Manager



                                    By:
                                        ---------------------------------------
                                    Title:
                                          -------------------------------------



                                    SEQUILS - Pilgrim I, Ltd.

                                    By: Pilgrim Investments, Inc.
                                        as its Investment Manager


                                    By:
                                        ---------------------------------------
                                    Title:
                                          -------------------------------------



                                    SRF TRADING, INC.


                                    By:
                                        ---------------------------------------
                                    Title:
                                          -------------------------------------



                                      13.

                                    STEIN ROE FLOATING RATE LIMITED
                                    LIABILITY COMPANY


                                    By:
                                        ---------------------------------------
                                    Title:
                                          -------------------------------------


                                    TRANSAMERICA BUSINESS CREDIT CORPORATION


                                    By:
                                        ---------------------------------------
                                    Title:
                                          -------------------------------------







                                      14.

                       CONSENT AND AGREEMENT OF GUARANTORS


        Each of the undersigned, in its capacity as a Guarantor, acknowledges that its consent to the foregoing First Amendment to Amended and Restated Credit Agreement and Waiver (the "Agreement") is not required, but each of the undersigned nevertheless does hereby consent to the foregoing Agreement and to the documents and agreements referred to therein. Nothing herein shall in any way limit any of the terms or provisions of the Guaranty of the undersigned or the Collateral Documents executed by the undersigned in the Agent's and the Lenders' favor, or any other Loan Document executed by the undersigned (as the same may be amended from time to time), all of which are hereby ratified and affirmed in all respects.



GUARANTORS:


EPS SOLUTIONS CORPORATION,
as a Guarantor


By:
   ---------------------------------------
   Name:
   Title:




THE SUBSIDIARIES LISTED ON ANNEX I, as Guarantors



By:
   ---------------------------------------
   Name:
   Title:

                                     Annex I



Bay Group International, Inc.

Hindert & Associates, Inc.

Hindert Agency, Inc.

Benefit Designs, Inc.

Benefit Designs International, Inc.

Benefit Funding Services Group, LLC

Benefit Funding Services, LLC

Better Communications, Inc.

TSL Services, Inc.

D'Accord Holdings Inc.

D'Accord Group, Inc.

D'Accord Incorporated

D'Accord Financial Services, Inc.

D'Accord International Services, Inc.

D'Accord Asset Management, Inc.

Dimension Funding, Inc.

Disbursement Recovery Services, L.L.C.

D.L.D. Insurance Brokers, Inc.

FFR Holding Co., Inc.

First Financial Resources Management Co. Inc.

First Financial Resources, Inc.

FFP Insurance Services, Inc. (Nevada)

FFP Insurance Services, Inc. (California)

Holden Corporation

Lease Audit & Analysis Services, Inc.

National Benefits Consultants, L.L.C.

National Healthcare Recovery Services, L.L.C.

National Recovery Services, LLC

National RevMax Consultants, LLC

The Oxxford Consulting Group, Inc.

Partners Consulting Services, Inc.

Pritchett Publishing Company

Sigma International, Inc.

The Dublin Group, Inc.

The Structured Settlements Company, Inc.

The Wadley-Donovan Group, Ltd.

Young, Clark & Associates, Inc.

Praxis Development LC

The Praxis Group, Inc.

The Praxis Institute, Inc